UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 9, 2026

TABOOLA.COM LTD.
(Exact name of registrant as specified in its charter)

Israel	001-40566	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16 Madison Square West
7th Floor
New York, NY 10010
(Address of principal executive offices, including zip code)

212-206-7633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	TBLA	The Nasdaq Global Select Market
Warrants to purchase ordinary shares	TBLAW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Taboola.com Ltd. (the “Company”) announced the results of the Company’s Annual General Meeting of Shareholders (the “Meeting”), which was held online via live audio webcast at 9:00 a.m. (Eastern time) / 4:00 p.m. (Israel time) on June 9, 2026.

At the Meeting, the Company’s shareholders voted upon and approved, by the requisite majority in accordance with the Israel Companies Law, 5759-1999 and the Company’s articles of association, the following matters: (i) the re-election of two Class II directors; (ii) the advisory proposal on executive compensation; (iii) the Compensation Policy for Executives and Directors of the Company; (iv) the compensation terms for our Chief Executive Officer (and Director); and (v) the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and until the next annual general meeting of shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the Meeting, are set forth below:

Proposal 1: Re-election of two Class II directors

	For	Against	Abstain	Broker Non-Votes
Nechemia J. Peres	95,074,350	27,496,480	767,842	46,673,320
Gilad Shany	96,453,223	25,578,895	1,306,554	46,673,320

Proposal 2: Advisory proposal on executive compensation

For	Against	Abstain	Broker Non-Votes
116,848,846	5,965,232	524,594	46,673,320

Proposal 3: Approval of Compensation Policy for Executives and Directors*

For	Against	Abstain	Broker Non-Votes
94,075,407	6,019,060	23,244,205	46,673,320

* As required by Israeli law, Proposal 3 was approved by shareholders holding a majority of the ordinary shares of the Company (excluding abstentions) who were non-controlling shareholders and did not have a personal interest.

Proposal 4: Approval of the compensation terms for our Chief Executive Officer (and Director)

For	Against	Abstain	Broker Non-Votes
110,976,304	11,922,890	439,478	46,673,320

Proposal 5: Approval and re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and until the next annual general meeting of shareholders

For	Against	Abstain	Broker Non-Votes
168,627,937	626,505	757,550	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TABOOLA.COM LTD.

	By:	/s/ Stephen Walker
		Name:	Stephen Walker
		Title:	Chief Financial Officer

Date: June 10, 2026